Exhibit 10.47
FIRST AMENDMENT TO
LIMITED LIABILITY COMPANY AGREEMENT OF
KBS SOR II 210 WEST 31st STREET, LLC
This FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF KBS SOR II 210 WEST 31st STREET, LLC ("Amendment") is entered into as of December 1 , 2016 (the “Amendment Date”), by ONYX 31st STREET, LLC, a Delaware limited liability company ("JV Member"), and KBS SOR II 210 WEST 31st STREET JV, LLC, a Delaware limited liability company ("Co-Managing Member"). Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in, and the Article and Section references contained herein shall refer to, the Agreement (as such term is defined in Recital A below).
R E C I T A L S :
A.    KBS SOR II 210 WEST 31st STREET, LLC, a Delaware limited liability company (the "Company"), is governed by that certain Limited Liability Company Agreement of KBS SOR II 210 WEST 31st STREET, LLC dated as of October 28, 2016 ("Agreement").
B.    The parties hereto desire to make such changes to the Agreement as they deem appropriate by amending the Agreement upon such terms and conditions as are hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing Recitals, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Agreement as follows:
A G R E E M E N T :
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.    Representations, Warranties and Covenants. Section 2.14(b) of the Agreement is hereby amended by inserting the following after the first sentence of such Section 2.14(b):
"In addition, JV Member hereby represents and warrants to the Company and to the Co-Managing Member that, as of the Amendment Date, neither JV Member nor Seller has received written notice from Ground Lessor of any pending eminent domain proceedings or other governmental actions of any kind against the Property."
3.    KBS Guarantor. Section 3.07(a) of the Agreement is hereby amended by adding the following to the last sentence thereof:
“and, accordingly, KBS Credit Party shall be deemed to be a “Guarantor” for purposes of this Agreement with respect to such Required Guaranties.”

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4.    Miscellaneous.
(a)    Force and Effect. Except as expressly modified hereby, all other terms and provisions of the Agreement shall remain in full force and effect, are incorporated herein by this reference, and shall govern the conduct of the parties hereto; provided, however, the provisions of this Amendment shall control to the extent of any inconsistency between the provisions of the Agreement and the provisions of this Amendment.
(b)    Entire Agreement. The Agreement (as hereby amended), contains and constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior understandings, if any, with respect thereto.
(c)    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. The signature page or any counterpart may be detached therefrom without impairing the legal effect of the signature thereon so long as such signature page is attached to any other counterpart of this Amendment identical thereto. Delivery of an executed signature page of this Amendment by facsimile transmission of electronic “PDF” transmission shall be effective as delivery of a manually executed counterpart hereof.
Signatures Attached

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IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.
“JV MEMBER”

ONYX 31st STREET, LLC,
a Delaware limited liability company

By:     /s/ John A. Saraceno    Jr.
Name:     John A. Saraceno Jr.
Title:     Authorized Signatory

“JV MEMBER CREDIT PARTY”

ONYX EQUITIES, LLC,
a New Jersey limited liability company

By:     /s/ John A. Saraceno    Jr.
Name:     John A. Saraceno Jr.
Title:     Authorized Signatory

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“KBS”

KBS SOR II 210 WEST 31ST STREET JV, LLC,
a Delaware limited liability company

By:    KBS SOR II ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By:    KBS SOR US PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:    KBS STRATEGIC OPPORTUNITY REIT II, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

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“KBS CREDIT PARTY”

KBS SOR US PROPERTIES II, LLC,
a Delaware limited liability company,
its sole member

By:    KBS STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP II,
a Delaware limited partnership,
its sole member

By:    KBS STRATEGIC OPPORTUNITY REIT II, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel,
Chief Financial Officer

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